UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 20, 2010
Date of Report (date of earliest event reported)

_________________________

THE DRESS BARN, INC.
(Exact name of Registrant as specified in its charter)

_________________________

Connecticut	0-11736	06-0812960
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

30 Dunnigan Drive
Suffern, New York 10901
(Address of principal executive offices, including zip code)

(845) 369-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01 Entry Into a Material Definitive Agreement.

On August 20, 2010, The Dress Barn, Inc., a Connecticut corporation (“dressbarn”), Ascena Retail Group, Inc., a Delaware corporation and wholly owned subsidiary of dressbarn (“Ascena”), and DB Merger Corp., a Connecticut corporation and wholly owned subsidiary of Ascena (“MergerCo”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), that provides for the merger (the “Merger”) of dressbarn with MergerCo, with dressbarn surviving the Merger as a wholly owned subsidiary of Ascena, and the conversion of each share of common stock, par value $0.05 per share (“dressbarn Common Stock”), of dressbarn, issued and outstanding immediately prior to the effective time of the Merger, into one duly issued, fully paid and nonassessable share of common stock, par value $0.01 per share (“Ascena Common Stock”), of Ascena. In addition, each outstanding option to purchase or other right to acquire shares of dressbarn Common Stock would automatically convert into an option to purchase or right to acquire, upon the same terms and conditions, an identical number of shares of Ascena Common Stock. Pursuant to the Reorganization Agreement, immediately following the Merger, dressbarn would distribute the stock of its subsidiaries, Maurices Incorporated, a Delaware corporation (“maurices”), and Tween Brands, Inc., a Delaware corporation, which operates the Justice brand (“Tween Brands”), to Ascena (the Merger and such distribution, collectively, the “Reorganization”). As a result of the Reorganization, Ascena would own dressbarn, maurices and Tween Brands as sister subsidiaries.

Upon completion of the Reorganization, Ascena, a Delaware corporation, would, in effect, replace dressbarn, a Connecticut corporation, as the publicly held corporation traded on the NASDAQ Global Select Market under the symbol “ASNA”, and the holders of dressbarn Common Stock would hold the same number of shares and same ownership percentage of Ascena after the Reorganization as they held of dressbarn immediately prior to the Reorganization.

The directors and executive officers of Ascena immediately following the Reorganization would be the same individuals who were directors and executive officers, respectively, of dressbarn immediately prior to the Reorganization.

The boards of directors of dressbarn, Ascena and MergerCo have unanimously approved the Reorganization Agreement and the transactions contemplated thereby. The Reorganization Agreement is subject to specified conditions, including approval by dressbarn’s shareholders at dressbarn’s 2010 Annual Meeting of Shareholders (the “Annual Meeting”), which is currently scheduled for December 8, 2010. If approved by dressbarn’s shareholders at the Annual Meeting and the other conditions set forth in the Reorganization Agreement are satisfied, it is currently expected that the Reorganization would be completed on or about January 1, 2011.

The Reorganization Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the effective time of the merger by action of the board of directors of dressbarn if it should determine that for any reason the completion of the transactions provided for therein would be inadvisable or not in the best interest of dressbarn or its shareholders.

The Reorganization is intended to be tax-free for dressbarn and its shareholders for U.S. federal income tax purposes.

Upon completion of the Reorganization, Ascena Common Stock would be deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), Ascena would be the successor issuer to dressbarn.

The foregoing description of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the Reorganization Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 20, 2010, Ascena filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary joint proxy statement/prospectus (subject to completion) as part of its preliminary Registration Statement on Form S-4 relating to the Reorganization Agreement. This filing is available at the SEC’s website (http://www.sec.gov/). Among other things, the filing states that the information in the preliminary joint proxy statement/prospectus “is not complete and may be changed.”

Additional Information and Where to Find It

The Dress Barn, Inc. and Ascena Retail Group, Inc. have filed a registration statement that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed Reorganization. DRESSBARN SHAREHOLDERS ARE URGED TO READ CAREFULLY THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. Investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about dressbarn, Ascena and the proposed Reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about dressbarn, Ascena and the proposed Reorganization can be obtained without charge by directing a request to The Dress Barn, Inc., 30 Dunnigan Drive, Suffern, NY 10901 Attention: Investor Relations Department (telephone: (845) 369-4600) or accessing them on dressbarn’s corporate web site at www.dressbarn.com.

dressbarn, its directors, executive officers, certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of dressbarn in favor of the proposed Reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that The Dress Barn, Inc. and Ascena Retail Group, Inc. have filed and intend to file with the SEC in connection with the Annual Meeting.

Item 8.01 Other Events.

On August 20, 2010, dressbarn issued a press release relating to the Reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 20, 2010, dressbarn issued an internal announcement to its employees relating to the Reorganization. A copy of the internal announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description

2.1	Agreement and Plan of Reorganization, dated as of August 20, 2010, among The Dress Barn, Inc., Ascena Retail Group, Inc. and DB Merger Corp.

99.1	Press Release, dated August 20, 2010, issued by The Dress Barn, Inc.

99.2	Internal Announcement to Employees of The Dress Barn, Inc., dated August 20, 2010.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DRESS BARN, INC.

Date: August 20, 2010	By:	/s/ David R. Jaffe
Name: David R. Jaffe
Title: President and Chief Executive Officer